UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2020 (July 24, 2020)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Executive Officer

Effective as of July 25, 2020, the Board of Directors (the “Board”) of Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P., appointed MaryAnne Gilmartin, the Chair of the Board, as interim Chief Executive Officer of the Company. Ms. Gilmartin will continue to serve as Chair of the Board, but has resigned as a member of the Nominating & Corporate Governance Committee of the Board. Tammy K. Jones, a director on the Board, has been appointed to serve as the lead independent director on the Board.

In connection with Ms. Gilmartin’s appointment, the Company has entered into a letter agreement (the “Letter Agreement”) with MAG Partners 2.0 LLC (“MAG Partners”), an entity wholly owned by Ms. Gilmartin. Pursuant to the Letter Agreement, MAG Partners has agreed to make Ms. Gilmartin’s services available to the Company to serve as its interim Chief Executive Officer. The term of this arrangement and Ms. Gilmartin’s appointment as interim Chief Executive Officer (the “Term”) will continue until the earliest to occur of (i) the commencement of employment of a permanent Chief Executive Officer of the Company, (ii) a period of six months has elapsed, or an earlier or later date selected by the Board, and (iii) Ms. Gilmartin’s death or disability, or the termination of the arrangement by MAG Partners (including a resignation by Ms. Gilmartin of her appointment as interim Chief Executive Officer).

Pursuant to the Letter Agreement, during the Term the Company will pay to MAG Partners a monthly fee of $150,000, subject to proration for any partial month (but continuing for a minimum of three months following commencement of the Term if the Term is ended by the Board for any reason other than for “cause”). MAG Partners is also eligible to receive a one-time cash sign-on bonus of $300,000 and, unless the Term is ended by the Board for “cause,” a one-time completion bonus of $200,000 at the end of the Term (but no later than March 12, 2021). In addition, the Company has granted to MAG Partners a fully vested stock option to purchase up to 230,000 shares of common stock with an exercise price of $14.39 per share, and up to 100,000 shares of common stock with an exercise price of $20.00 per share, pursuant to a Stock Option Agreement by and between MAG Partners and the Company (the “Option Agreement”). However, the options, and any shares received upon exercise, will terminate and be forfeited if the Board ends the Term for “cause” or MAG Partners terminates its arrangement with the Company (including a resignation by Ms. Gilmartin of her appointment as interim Chief Executive Officer, but excluding a termination because of a material breach of the arrangement by the Company or because Ms. Gilmartin has been appointed as the permanent Chief Executive Officer of the Company) before six months have elapsed, or if MAG Partners fails to comply with certain covenants in the Letter Agreement. 157,505 of the options have been granted subject to shareholder approval at the Company’s 2021 Annual Meeting of Stockholders; however, if a “change in control” transaction occurs before the date of such 2021 Annual Meeting, then such options would instead be canceled and cashed out upon such transaction for a value equal to their “spread value,” if any.

During the Term, Ms. Gilmartin will not receive any additional fees or other compensation for her service (excluding equity previously granted) as a director on the Board or on the Roseland Residential Trust board of directors. However, the Company will reimburse MAG Partners for up to $10,000 in legal fees incurred in connection with negotiating the arrangements described above.

Ms. Gilmartin’s biographical information is incorporated by reference to the information with respect to Ms. Gilmartin set forth in Proposal No. 1, Election of Directors, set forth in the Company’s definitive revised proxy statement filed with the Securities and Exchange Commission on June 16, 2020, which information is incorporated by reference herein. There is no arrangement or understanding between Ms. Gilmartin and any other persons in connection with Ms. Gilmartin’s appointment as interim Chief Executive Officer (other than the Letter Agreement and the Option Agreement), and Ms. Gilmartin has no family relationship with any director or executive officer of the Company. Other than the Letter Agreement and the Option Agreement, Ms. Gilmartin has no direct or indirect material interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing summary of the Letter Agreement and the Option Agreement do not purport to be complete and are qualified in their entirety by the full text of the Letter Agreement and the Option Agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by this reference.

Departure of Chief Executive Officer

The employment of the Company's former Chief Executive Officer, Michael J. DeMarco, ended on July 24, 2020.

Item 7.01	Regulation FD Disclosure.

On July 27, 2020, the Company issued a press release announcing the appointment of MaryAnne Gilmartin as interim Chief Executive Officer and the departure of Mr. DeMarco. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith.

The press release furnished pursuant to Item 7.01 of this Form 8-K (Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. Furthermore, the press release shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Letter Agreement, by and among the Company, MAG Partners, and MaryAnne Gilmartin, dated as of July 24, 2020.
10.2	Stock Option Agreement, by and between the Company and MAG Partners, dated as of July 24, 2020.
99.1	Press release, dated July 27, 2020.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: July 27, 2020	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: July 27, 2020	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary